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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 14, 2001



                         UNIVERSAL FOREST PRODUCTS, INC.
             (Exact name of Registrant as specified in its charter)





         MICHIGAN                      00-22684                  38-1465835
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
        of Incorporation)                                    Identification No.)


  2801 EAST BELTLINE, N.E., GRAND RAPIDS, MICHIGAN                   49525
     (Address of Principal Executive Offices)                      (Zip Code)


                                 (616) 364-6161
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



                        Exhibit Index located on page E-1

                                   Page 1 of 4

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         During the second quarter of 2001, the Registrant's management and Audit Committee obtained competitive proposals for audit services from a selected group of prominent accounting firms, including the Registrant's present independent accountant. On June 14, 2001, the Registrant's Board of Directors approved a change in its independent accountant from Deloitte & Touche LLP ("D&T") to Arthur Andersen LLP ("AA") based on the recommendation of the Audit Committee.

         D&T's report on the Registrant's 1999 and 2000 financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During 1999, 2000 and the portion of 2001 preceding the Board's decision, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure which disagreement(s), if not resolved, would have caused D&T to refer to the matter of the disagreement(s) in connection with its reports. There were no reportable events ("Reportable Events") as described in Item 304(a)(1)(v) of the Securities and Exchange Commission's (the "Commission") Regulation S-K.

         The Registrant has provided a copy of the foregoing statements to D&T. Attached as Exhibit 16 hereto is D&T's letter to the Commission stating its agreement with such statements.

         During 1999, 2000 and the portion of 2001 preceding the Board's decision, neither the Registrant nor anyone acting on its behalf consulted with AA regarding (i) either the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement with D&T or a Reportable Event with respect to D&T.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits.

                  16 Letter from Deloitte & Touche LLP regarding change in certifying accountant.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 14, 2001                 UNIVERSAL FOREST PRODUCTS, INC.



                                      By:/s/ Peter F. Secchia
                                         ---------------------------------------
                                         Peter F. Secchia, Chairman of the Board

                                      and

                                         /s/ William G. Currie
                                         ---------------------------------------
                                         William G. Currie, Vice Chairman of the
                                         Board and Chief Executive Officer

                                      and

                                         /s/ Michael R. Cole
                                         ---------------------------------------
                                         Michael R. Cole, Chief Financial
                                         Officer and Treasurer



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                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION

Exhibit 16 Letter from Deloitte & Touche LLP regarding change in certifying accountant.




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